Exhibit 24







                              THE PARKWAY COMPANY
                               POWER OF ATTORNEY


     The undersigned Director of The Parkway Company, a Texas corporation, hereby constitutes and appoints Sarah P. Clark as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-KSB (or such other form as may be required) for the twelve month period ended December 31, 1995 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                         /s/ H. C. Bailey, Jr.
                                         ------------------------
                                         H. C. Bailey, Jr.
                                         Director


Date:  March 26, 1996

Exhibit 24








                              THE PARKWAY COMPANY
                               POWER OF ATTORNEY


     The undersigned Director of The Parkway Company, a Texas corporation, hereby constitutes and appoints Sarah P. Clark as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-KSB (or such other form as may be required) for the twelve month period ended December 31, 1995 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                          /s/ B. Pat Green, Jr.
                                          -----------------------
                                          B. Pat Green, Jr.
                                          Director


Date:  March 26, 1996

Exhibit 24







                              THE PARKWAY COMPANY
                               POWER OF ATTORNEY


     The undersigned Director of The Parkway Company, a Texas corporation, hereby constitutes and appoints Sarah P. Clark as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-KSB (or such other form as may be required) for the twelve month period ended December 31, 1995 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                            /s/ Sidney W. Lassen
                                            ---------------------
                                            Sidney W. Lassen
                                            Director


Date:  March 26, 1996

Exhibit 24







                              THE PARKWAY COMPANY
                               POWER OF ATTORNEY


     The undersigned Director of The Parkway Company, a Texas corporation, hereby constitutes and appoints Sarah P. Clark as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-KSB (or such other form as may be required) for the twelve month period ended December 31, 1995 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                           /s/ Joe F. Lynch
                                           ----------------------
                                           Joe F. Lynch
                                           Director


Date:  March 26, 1996

Exhibit 24







                              THE PARKWAY COMPANY
                               POWER OF ATTORNEY


     The undersigned Director of The Parkway Company, a Texas corporation, hereby constitutes and appoints Sarah P. Clark as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-KSB (or such other form as may be required) for the twelve month period ended December 31, 1995 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                   /s/ W. Lincoln Mossop, Jr.
                                   -----------------------------
                                   W. Lincoln Mossop, Jr.
                                   Director


Date:  March 26, 1996
Exhibit 24







                              THE PARKWAY COMPANY
                               POWER OF ATTORNEY


     The undersigned Director of The Parkway Company, a Texas corporation, hereby constitutes and appoints Sarah P. Clark as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-KSB (or such other form as may be required) for the twelve month period ended December 31, 1995 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                            /s/ Roger P. Friou
                                            ---------------------
                                            Roger P. Friou
                                            Director


Date:  March 26, 1996

Exhibit 24







                              THE PARKWAY COMPANY
                               POWER OF ATTORNEY


     The undersigned Director of The Parkway Company, a Texas corporation, hereby constitutes and appoints Sarah P. Clark as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-KSB (or such other form as may be required) for the twelve month period ended December 31, 1995 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                           /s/ Daniel C. Arnold
                                           ----------------------
                                           Daniel C. Arnold
                                           Director


Date:  March 28, 1996

Exhibit 24







                              THE PARKWAY COMPANY
                               POWER OF ATTORNEY


     The undersigned Director of The Parkway Company, a Texas corporation, hereby constitutes and appoints Sarah P. Clark as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-KSB (or such other form as may be required) for the twelve month period ended December 31, 1995 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                   /s/ C. Herbert Magruder, M.D.
                                   -----------------------------
                                   C. Herbert Magruder, M.D.
                                   Director


Date:  March 26, 1996